SUPPLEMENT TO THE SPARTAN CONNECTICUT MUNICIPAL FUNDS
JANUARY 22, 1997
PROSPECTUS
The following information replaces similar information found in the "Investment Principles and Risks" section on page 13:
Spartan Connecticut Municipal Income normally invests so that at least 80% of its income is derived from municipal securities whose interest is free from both federal and Connecticut personal income taxes. Spartan Connecticut Municipal Money Market normally invests at least 65% of its total assets in state tax-free securities, and normally invests so that at least 80% of its income is derived from municipal securities whose interest is free from federal income tax. In addition, each fund may invest all of its assets in municipal securities issued to finance private activities. The interest from these securities is a tax-preference item for purposes of the federal alternative minimum tax.